Exhibit 10


IRWIN FINANCIAL CORPORATION

1997 STOCK OPTION PLAN

Effective April 30, 1997

     The terms and conditions of the Irwin Financial
Corporation 1997 Stock Option Plan (the "Plan") are set forth below. This Plan shall be effective April 30, 1997, subject to prior approval by the shareholders of Irwin
Financial Corporation ("IFC" or "the Company") and, when effective, shall supersede and replace the Irwin Financial
Corporation 1992 Stock Option Plan (the "1992 Plan").
Options and rights granted under the 1992 Plan shall remain subject to the terms and conditions of the 1992 Plan.

     1.   Purpose of the Plan.

     The Plan is intended (a) to encourage the ownership of the Common Shares, no par value, of IFC ("Shares") by officers and other key employees of IFC and its subsidiaries so as to give them an increased personal incentive to promote the success of IFC and to encourage such officers and key employees to remain in the employ of IFC and its subsidiaries, (b) to encourage the non-employee members of the Board (the "Outside Directors") to continue serving on the Board, and (c) to enable IFC to compete more effectively in attracting and retaining the Outside Directors and key employees needed for continued success and growth.

     2.   Shares Available for Options.

     An aggregate of 700,000 of authorized but unissued, or treasury, Shares shall be reserved for issuance upon the exercise of options granted under the Plan, which number shall not include any Shares subject to options granted under the 1992 Plan. If any option granted under this Plan shall expire or terminate for any reason without having been fully exercised, the Shares subject thereto shall again be available for option grants.

     3.   Administration.

     The Plan shall be administered by two or more members of the Board of Directors who are and continue at all relevant times to be "Non-Employee Directors" within the meaning of Rule 16b-3 of the Securities and Exchange Commission as in effect on the date of adoption of this Plan (the "Committee"). The Board of Directors shall have the power to name directors to the Committee and to remove directors from the Committee at any time and for any purpose. Any director serving on the Committee who is not a Non-Employee Director with respect to any action of the Committee shall abstain from voting or otherwise acting with respect thereto. In the event that there are fewer than two members of the Board of Directors who are Non-Employee Directors with respect to any action to be taken under the Plan, the full Board of Directors shall constitute the Committee for the purpose of that action. The Committee shall have the power to interpret and construe the provisions of the Plan or any option or right granted under it, and such

XXX   PAGE 27   XXX

interpretation or construction shall be final and binding.
The Committee may prescribe, amend and rescind rules and regulations relative to the Plan or its construction or interpretation.

     4.   Issuance of Options.

          (a) Prior to the Termination Date of the Plan (as hereinafter defined), the Committee may, from time to time, grant options to any Outside Director, officer or other key employee of IFC and its subsidiaries (collectively, the "Eligible Persons") for the purchase of Shares pursuant to the Plan, in such amounts as the Committee may determine. No option shall have an option price of less than 100% of the fair market value of the Shares on the date the option is granted or a term in excess of ten (10) years.

          (b)  Options granted under the Plan may be either
     (i)Incentive Stock Options or (ii) Nonqualified Stock Options; provided, however, that Outside Directors and other Eligible Persons who are not "employees" of IFC within the meaning of Section 421 of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the "Code"), shall not be eligible for grants of Incentive Stock Options. Each option granted under the Plan shall be designed by the Committee as either an Incentive Stock Option or an Nonqualified Stock Option.

          (c) Incentive Stock Options shall be granted only to those persons who are employees of IFC or a "subsidiary corporation" of IFC as defined in Section 424(f) of the Code and the terms of each grant of Incentive Stock Options shall meet the requirements of
     Section 422 of the Code including but not limited to the following:

               (i)  Incentive Stock Options granted to any
          individual who is the owner (within the meaning of Section 424(d) of the Code) of Shares possessing more than 10% of the total combined voting power of all classes of shares of IFC (a "10% Shareholder") shall have an option price equal to not less than 110% of the fair market value of the Shares on the date the option is granted and the exercise period must not exceed five (5) years.

               (ii) The aggregate fair market value
          (determined as of the time the option is granted) of the Shares for which Incentive Stock Options may be exercised for the first time by any participant during any calendar year (under all option plans of the Company or a parent or subsidiary corporation within the meaning of Code
          Section 422(d)) shall not exceed $100,000. In the event the fair market value of Shares subject to such options exceeds the $100,000 limitation in the preceding sentence, the options exercised in excess of such limitation shall be deemed to be Nonqualified Stock Options.

          (d) Nonqualified Stock Options shall consist of those options that are designated as Nonqualified Stock Options at the time of grant or thereafter deemed to be Nonqualified Stock Options by virtue of the provisions contained in subparagraph 4(c) or otherwise failing to

XXX   PAGE 28   XXX

satisfy the requirements of Section 422 of the Code and the regulations thereunder.

          (e) Notwithstanding any provision in this Plan to the contrary, the maximum aggregate number of Shares with respect to which options may be granted to any Eligible Person in any fiscal year of the Plan shall be 150,000 Shares.

     5.   Issuance of Stock Appreciation Rights.

          (a) Prior to the Termination Date of the Plan, the Committee may, from time to time, grant stock appreciation rights ("SARs") to any Eligible Person, in such amounts as the Committee may determine.

          (b) Each SAR shall represent only the right to receive in cash an amount equal to the excess of the fair market value, on the date the SAR is exercised, of one IFC Share over the grant price of the SAR as determined by the Committee. The grant price of each SAR shall be not less than the fair market value of one Share on the date the SAR is granted

          (c) The Committee may grant SARs at any time and from time to time to any Eligible Person, may designate such SARs as related to options then being granted or granted prior to the grant date of the SARs, and may set such terms and conditions upon the exercise of the SARs as it may determine in its discretion.

          (d) Unless the Committee provides otherwise at the time of the grant, if an SAR is granted in relation to an option, the exercise of the SAR or the option shall result in the extinguishment of the related option or SAR, as the case may be, with respect to the Shares for which the option or SAR is exercised.

          (e) Notwithstanding any provision in this Plan to the contrary, the maximum aggregate number of Shares with respect to which SARs may be granted to any Eligible Person in any fiscal year of the Plan shall be 150,000 Shares.

     6.   Price and Terms of Payment.

          (a) Determination of Fair Market Value. The fair market value of Shares subject to any option or upon which any SAR is based shall be determined by the Committee in good faith in accordance with such procedures as the Committee shall prescribe from time to time. The Committee shall consider those factors which the Committee reasonably believes to be relevant in determining the fair market value of Shares.

          (b) Exercise of Options. Each option may be exercised in whole or in part at any time or from time to time during the exercise period (described below) upon written notice from the optionee to IFC, accompanied by payment of the purchase price for the number of Shares as to which the option is exercised.

XXX   PAGE 29   XXX

               (i)  Payment of Purchased.  Payment of the
          purchase price for the exercise of any options granted under the Plan shall be made either in cash or cash equivalents on the date of purchase or, if lawful, under one or more of the following methods:

                    (1)  The Committee may permit payment of
               the purchase price by the transfer to IFC, on the date of purchase, of that number of Shares of IFC previously acquired by the optionee the fair market value of which, determined by the Committee (plus an appropriate amount of cash, if any), is equal to the purchase price ;

                 (2) The Committee may permit payment of the purchase price in installments; provided however, that the provisions of each installment purchase agreement: (A) shall provide that the purchaser, at the purchaser's option, may pay any or all such installments at one time, (B) shall comply with all applicable credit regulations, if any, then in effect and issued or enacted by governmental authority having jurisdiction, including Regulation G of the Board of Governors of the Federal Reserve System if such Regulation is then in effect, (C) shall be established by the Committee and shall include a specified rate of interest payable on the unpaid balance, and (D)shall require that the certificates for Shares purchased pursuant to installment arrangement be pledged to IFC.

                    The certificates for Shares purchased
               pursuant to an installment purchase agreement will be delivered to the purchaser, who shall take title to such Shares and be entitled to all voting rights with respect thereto and all cash dividends paid thereon, and immediately deposited by the purchaser, together with a properly executed stock power, with the Secretary of IFC to be held by IFC as security for the payment of the installments of the purchase price, including interest. In the event of the payment by IFC of a stock dividend on or the declaration by IFC of a stock split with respect to any of its Shares held as security pursuant to an installment purchase agreement hereunder, the pledge under such agreement shall extend to the Shares issued in payment of such stock dividend or on account of such stock split. The purchaser shall deliver to IFC the certificates representing the dividend or split Shares upon receipt thereof, together with a properly executed stock power. In the event that the Shares held as security pursuant to an installment purchase agreement shall be changed or reclassified as a result of any charter amendment, recapitalization, reorganization, merger, consolidation, sale of assets or similar transactions, the changed or reclassified Shares or other assets or both received as a result of such transaction shall be substituted for the Shares pledged under such agreement; and the purchaser shall promptly deliver to IFC any certificates issued to represent the Shares so changed or reclassified


XXX  PAGE 30   XXX

               and any such other assets, together with a properly executed stock power. If rights to subscribe for or purchase Shares or other securities shall be issued to holders of Shares held as security pursuant to an installment purchase agreement, such rights shall belong to the purchaser free from pledge. Upon completion of payment for such Shares, including interest to the date of payment, and subject to any requirements necessary to comply with Regulation G or other applicable credit regulations, the purchaser shall be entitled to the return from IFC of the certificates so pledged; or

                    (3)  The Committee may provide that
               payment in full of the purchase price need not accompany the notice of exercise provided the notice of exercise directs that the certificate or certificates for such Shares for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash or cash equivalents acceptable to the Company equal to the purchase price for such Shares purchased pursuant to the exercise of the option plus the amount (if any) of federal and other taxes which the Company may, in its sole judgment, be required to withhold with respect to the exercise of the option.

               (ii) Withholding of Taxes. Upon exercise of an option subject to withholding taxes, an optionee may elect to have IFC withhold from the Shares otherwise deliverable to the optionee that number of Shares having an aggregate fair market value, as of the date of exercise of the option, equal to any applicable taxes imposed upon the optionee as a result of the exercise of the option, and to have that value applied by IFC to the payment of the optionee's tax liability. Such election must be made in writing and provided to the Secretary of IFC at the time of exercise. For purposes of such election, the fair market value of Shares shall be determined by the Committee in accordance with the provisions of subparagraph 6(a).

          (c) Exercise of SARs. Each SAR may be exercised in whole or in part at any time or from time to time during the exercise period (described below) upon written notice from the grantee to IFC. Upon receipt of the grantee's written notice of exercise with respect to an SAR, the Committee shall tender payment for the SAR (as determined pursuant to subparagraph 5(b)), less any applicable withholdings for the payment of taxes, to such grantee as soon as practicable thereafter, unless the Committee and the grantee mutually agree to some other method or form of payment.

     7.   Period of Exercise of Option/SAR.

     Subject to the limitations set forth in paragraphs
8,9,10 and 11 below, each option and/or SAR granted under this Plan shall be exercisable for a


XXX   PAGE 31   XXX


period of ten (10) years from date of grant thereof, except for Incentive Stock Options granted to a 10% Shareholder which shall be exercisable for a period of five years from the date of grant.


     8.   Limitations on Exercise of Options/SARs.

     Each option and/or SAR granted under this Plan shall be exercisable by the grantee only in accordance with the following schedule:

          (a) During the first year following the grant of the option and/or SAR, up to 25% of the optioned
     Shares, or Shares represented by the SAR, may be exercised;

          (b) During the second year following the grant of the option and/or SAR, up to an additional 25% of the optioned Shares, or Shares represented by the SAR, may be exercised;

          (c) During the third year following the grant of the option and/or SAR, up to an additional 25% of the optioned Shares, or represented by the SAR, may be exercised; and

          (d) After the end of the third year following the grant of the option and/or SAR and until the expiration of the option and/or SAR, any and all remaining Shares under the option, or Shares represented by the SAR, may be exercised.

     The limitations on exercise set forth above shall be cumulative; for example, during the second year after the grant a combined total of 50% of the optioned Shares, or Shares represented by the SAR may be exercised if none were exercised during the first year. The limitations set forth in this paragraph 8 shall not apply in the event of the death of a grantee while serving on the Board of Directors or in the employ of IFC or its subsidiaries.

     9.   Death of Grantee.

     In the event of the death of a grantee while serving on the Board or in the employ of IFC or its subsidiaries, the options and/or SARs theretofore granted to such grantee shall be exercisable within a period of twelve (12) months after the date of death. In no case shall the period for exercise extend beyond the expiration date of such option and/or SAR.

     10.  Termination of Employment or of Service as Outside
Director.

          (a) In the event that a grantee's employment with IFC or its subsidiaries or service as an Outside Director is terminated due to disability or retirement, the options and/or SARs theretofore granted to such grantee may be exercised to the extent that such grantee was entitled to exercise the options and/or SARs at the date of such termination, but only within a period of three (3) years beginning on the day following the date of such termination, and provided further that any Incentive Stock Options may be exercised only within a period of three (3) months beginning on the day following the date of such termination. In no case shall the period for exercise extend beyond the

XXX  PAGE 32   XXX


          expiration date of such option grant and/or SAR. So long as a grantee shall continue to serve as an Outside Director or continue to be an employee of IFC or one or more of its subsidiaries, the options and/or SARs granted to the grantee shall not be affected by any change of duties or position. A change of employment from IFC to a subsidiary, from a subsidiary to IFC, from one subsidiary to another, or any combination thereof, shall not be considered to be a termination of employment for purposes of this Plan. For purposes of this subparagraph 10(a),the employment of a grantee shall be deemed to have been terminated if the grantee retires at his or her disability, normal, early, late, special or like retirement date, as such retirement dates may be defined in any existing retirement plan or plans of IFC and its subsidiaries.

          (b) In the event that a grantee's employment with IFC or its subsidiaries or the service of an Outside Director is terminated due to voluntary resignation, the options and/or SARs theretofore granted to such grantee may be exercised to the extent that such grantee was entitled to exercise the options and/or SARs at the date of such resignation, but only within a period of three (3) months beginning on the day following the date of such termination. In no case shall the period for exercise extend beyond the expiration date of such option and/or SAR.

          (c)  Notwithstanding anything herein to the
     contrary, all outstanding options and/or SARs shall immediately terminate without further action on the part of IFC in the event of the termination of a grantee's employment with IFC or its subsidiaries "for cause."

          (d) Whether an authorized leave of absence, or absence on military or governmental service, or for any other reason, shall constitute a termination of employment for purposes of this Plan shall be determined by the Committee in its sole discretion, which determination shall be final and conclusive.

          (e) Whether a grantee's employment or service as an Outside Director is terminated due to "retirement" or "disability" and whether a termination of employment is "for cause" shall be determined by the Committee in its sole discretion, which determination shall be final and conclusive.

     11.  Change of Control, Dissolution, and Liquidation.

          (a)  Change of Control.  For purposes of the Plan,
     "change of control event" shall be deemed to have occurred if:

               (i)  The Company shall become a party to an
          agreement of merger, consolidation, or other reorganization pursuant to which the Company will be a constituent corporation and the Company will not be the surviving or resulting corporation, or which will result in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by the former shareholders of the Company;

XXX   PAGE 33   XXX

               (ii) The Company shall become a party to an agreement providing for the sale by the Company of all or substantially all of the Company's assets to any individual, partnership, joint venture, association, trust, corporation, or other entity ("Person") which is not a wholly-owned subsidiary of the Company;

               (iii)     The Company determines in its sole
          discretion that any Person has become or is anticipated to become the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, the effect of which (as determined by the Company in its sole discretion) is to take over control of the Company; or

               (iv) The Company determines that during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company, cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election for each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          (b) Effect of a Change of Control Event. Upon the occurrence of a change of control event, the Company shall provide written notice thereof (the "Change of Control Notice") to the grantees. The Company shall have the right, but not the obligation, to terminate all outstanding options and/or SARs as of the 30th day immediately following the date of the sending of the Change of Control Notice by including a statement to such effect in the Change of Control Notice. Upon delivery of the Change of Control Notice and regardless of whether the Company elects to terminate the outstanding options and/or SARs, and subject to subparagraph 5(a) and paragraph 7 of this Plan, the grantees shall have the right to immediately exercise all outstanding options and/or SARs in full during the 30-day period notwithstanding the other terms and conditions otherwise set forth in the Plan or in any certificate or agreement representing such option and/or SAR.

          (c) Dissolution and Liquidation. In the event the Company adopts all necessary resolutions approving a plan to dissolve or liquidate the Company, the Company shall provide written notice thereof (the "Dissolution Notice") to the grantees. Upon delivery of the Dissolution Notice, and subject to subparagraph 5(a) and paragraph 7 of this Plan, the grantees shall have the right to immediately exercise all outstanding options and/or SARs in full during the 30-day period immediately following the date of the sending of the Dissolution Notice notwithstanding the other terms and conditions otherwise set forth in the Plan or in any certificate or agreement representing such option and/or SAR. All unexercised options and/or SARs outstanding as of the 30th day immediately following the date of the sending of the Dissolution Notice shall terminate.

     12.  Non-transferability.

XXX   PAGE 34   XXX

          (a) Incentive Stock Options and SARs granted under this Plan shall be non-transferable by the grantee, otherwise than by will or pursuant to the laws of descent and distribution. Otherwise, Incentive Stock Options and SARs shall be exercisable during the grantee's lifetime and only by the grantee.

          (b) Nonqualified Stock Options granted under this Plan may be transferred only to a member of the immediate family of the grantee, or by will or pursuant to the laws of descent and distribution. Otherwise, Nonqualified Stock Options shall be exercisable during the grantee's lifetime and only by the grantee.

     13.  Recapitalization

     The aggregate number of Shares that may be the subject of options and SARs issued hereunder, the number of Shares covered by and the option price or grant price of each outstanding option or SAR and each other term of this Plan that is related to the share capital of the Company as of the date of adoption of this Plan all shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a subdivision or consolidation of Shares or any other capital adjustment of IFC, the payment of a share dividend, a share split or any other increase or decrease in the outstanding Shares effected without receipt of consideration by IFC. In the event that, prior to the purchase of all of the Shares or the exercise of all of the SARs provided for herein, there shall be a capital reorganization or reclassification of the capital of IFC resulting in a substitution of other shares for the IFC Shares, there shall be substituted for the number of Shares for which each outstanding option could have been exercised on the effective date of that capital adjustment the number of substitute Shares that would have been issued with respect to the Shares then subject to the option had such Shares been then issued and outstanding, and appropriate adjustments shall be made to all outstanding SARs.

     14.  Application of Funds.

     The proceeds received by IFC from the sale of Shares pursuant to this Plan shall be used for general corporate purposes.

     15.  Issuance and Terms of Option Certificates.

     Each grant of an option or SAR shall be evidenced by the delivery to the grantee of an appropriate certificate or other agreement evidencing the grant and incorporating the terms and conditions of this Plan.

     16.  Effective Date

     The effective date of this Plan is April 30, 1997, subject to prior approval by the shareholders of IFC.

     17.  Compliance with Legal Requirements.

          (a) The Company shall not be required to sell or issue any Shares in connection with any option granted under the Plan and may postpone the issuance and delivery of certificates representing Shares

XXX   PAGE 35   XXX

          until (a) the admission of the option Shares to listing on any exchange on which Shares of the Company are then listed or, if not so listed, qualification of such Shares for inclusion in the Nasdaq National Market or such other trading market or quotation system on which the Shares of the Company are then traded or quoted; and (b) the completion of such registration or other qualification of the Shares under any state or federal law, rule, or regulation as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use reasonable efforts to complete. Any person acquiring Shares upon the exercise of an option may be required to make such representations and furnish such information as may, in the opinion of the Company, be appropriate to permit the Company to determine the necessity of registration of the Shares under the Securities Act of 1933, as amended, or any similar state statute.

          (b)  The Plan is intended to qualify for the
     exemption from the short-swing profits liability imposed by Section 16(b) under the Securities Exchange Act of 1934, as amended, provided by Rule 16b-3 of the Securities and Exchange Commission. To the extent any provision of the Plan or any action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee. In the event that Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement, subject to the provision of paragraph 18.

          (c) Grants of options and/or SARs under the Plan are intended to comply with and be construed in accordance with the performance-based compensation provisions applicable to grants of options and stock appreciation rights under Section 162(m) of the Code and the regulations thereunder.

     18.  Amendment and Termination.

          (a) The Board of Directors of IFC may from time to time alter, amend, suspend or discontinue the Plan with respect to any Shares for which an option has not been granted, with respect to any SAR which has not been granted, and may modify the Plan to include additional equity-based compensation programs; provided however, that the Board of Directors may not, without further approval by the holders of a majority of the issued and outstanding Shares:

               (i) increase the maximum number of Shares or SARs which may be issued under the Plan (other than to reflect a stock split, stock dividend or other recapitalization);

               (ii) change the class of shares which may be issued under the Plan;

               (iii)     change the designation of the
          persons or class of persons eligible to receive
          Shares or SARs under the Plan;

XXX   PAGE 36   XXX

               (iv) change the provisions of paragraph 4 concerning the option price; or

               (v)  otherwise modify or change the Plan
          pursuant to Section 424(h) of the Code.

          (b) Unless earlier terminated by the Board of Directors pursuant to subparagraph (a) of this paragraph 18, this Plan will terminate on the tenth anniversary of the date the Plan was adopted by the Board of Directors (the "Termination Date"). No options or SARs may be granted subsequent to the Termination Date.

     19.  Miscellaneous.

          (a)  In addition to the requirements of
     subparagraph 17(a), the Committee may require, as a condition to the obligation of IFC to issue Shares subject to an option, that a grantee represent in writing at the time of exercise of an option that he or she is purchasing the Shares subject to the option for investment purposes and without any present intention of selling the same, and to agree that he or she will transfer such Shares only in accordance with the registration requirements of applicable state and federal securities laws and that the certificate representing any Shares purchased may bear an appropriate notation to that effect.

          (b)  Prior to the exercise of an option, the
     grantee shall have no rights as a shareholder with respect to any Shares covered by such option. No adjustment shall be made for dividends or other items for which the record date is prior to the date of such issuance of Shares subject to an option.

          (c) Options and rights granted under the terms of the 1992 Stock Option Plan shall remain subject to the terms and conditions of that Plan.

          (d) A grantee's right, if any, to continue to serve IFC and its subsidiaries as an officer, employee, or otherwise shall not be enlarged or otherwise affected by the grantee's designation as a participant under the Plan.

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